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                                                                    EXHIBIT 10.5

                                LOCK-UP AGREEMENT

                                __________, 2002


Dorchester Minerals, Ltd.
3738 Oak Lawn Avenue
Dallas, Texas 75219

Ladies and Gentlemen:

     The undersigned understands that Dorchester Minerals, L.P. (the "Partnership"), has entered into a Combination Agreement, dated December 13, 2001 (the "Combination Agreement"), with various parties providing, among other things, for the public offering (the "Public Offering") by the Partnership of common units of limited partnership interest (the "Units") of the Partnership pursuant to the Partnership's joint Registration Statement, Proxy Statement and Prospectus on Form S-4 filed with the Securities and Exchange Commission on May 15, 2002, as may be amended from time to time (the "Registration Statement"). Capitalized terms used and not otherwise defined herein have the meaning ascribed to them in the Combination Agreement.

     In consideration of the Partnership's agreement to make the Public Offering of the Units, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees, from the date hereof until and including 365 days after the Closing Date (the "Lock-up Period"), not to offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge, encumber, transfer or grant any rights with respect to or interest in (including any option to buy or sell)(collectively, a "Disposition") any Units, any options or warrants to purchase any Units or any securities convertible into or exchangeable for Units (collectively, "Securities"), now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, other than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by the terms of this Lock-Up Agreement, (ii) as a transfer during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, provided the transferee or transferees thereof agree in writing to be bound by the terms of this Lock-Up Agreement, (iii) as a distribution to limited partners or shareholders of the undersigned, provided the distributees thereof agree in writing to be bound by the terms of this Lock-Up Agreement or (iv) with the prior written consent of the Conflicts Committee of the Partnership's general partner. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendants, father, mother, brother or sister of the transferor. The foregoing restrictions are expressly agreed to preclude the holder of the Securities from:

          (a) engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale (whether or not against the box) or any purchase, sale or

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          grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

          (b) filing with the SEC a registration statement relating to, requesting the registration of, or publicly disclosing the intention to make any such request or filing of the offer or sale of Securities.

     The undersigned understands that the Partnership will rely upon the representations set forth in this Lock-Up Agreement in proceeding with the Public Offering. The undersigned confirms that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Partnership's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement. In the event that the Registration Statement shall not have been declared effective on or before [____________, 200__], this Lock-Up Agreement shall terminate.

                                        Very truly yours,


                                        ----------------------------------------
                                                       (Signature)

                                        Name:
                                             -----------------------------------
                                                      (print or type)


                                        Address:
                                                --------------------------------

                                                --------------------------------


Accepted as of the date first set forth above:

Dorchester Minerals, L.P.

By:  Dorchester Minerals Management LP, General Partner

     By:  Dorchester Minerals Management LLC, General Partner

     By:
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        (authorized signatory)